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                                                                   Exhibit 10.22

                            FOURTH AMENDMENT TO LEASE

      This FOURTH AMENDMENT TO LEASE (this "Fourth Amendment") is executed by and between David E. Clem and David M. Roby, Trustees of Fort Washington Realty Trust under Declaration of Trust dated June 19, 1995 and recorded with the Middlesex County (South District) Registry of Deeds (the "Registry") in Book 25422, Page 360 and filed with the Middlesex South Registry District of the Land Court (the "Registry District") as Document No. 976230 (the "Landlord") and Vertex Pharmaceuticals Incorporated (the "Tenant").

      Reference is hereby made to that certain lease dated March 3, 1995, by and between Landlord's predecessor, Fort Washington Limited Partnership, and Tenant with respect to a portion of the property (the "Premises") located at 40 Erie Street, Cambridge, Massachusetts (the "Building"), as more particularly described in the lease, as amended by a First Amendment to Lease (the "First Amendment"), a Second Amendment to Lease (the "Second Amendment") and a Third Amendment to Lease (the "Third Amendment"). The lease, First Amendment, Second Amendment and Third Amendment are herein collectively referred to as the "Lease".

      WHEREAS, Landlord and Tenant desire to amend and modify the terms of the Lease and to ratify and confirm the terms of the Lease as amended by the First Amendment, the Second Amendment and the Third Amendment, as more particularly set forth below.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

      1. Each capitalized term which is used but not defined herein shall have the respective meaning ascribed thereto in the Lease.

      2. The definition of "Lot" as set forth in Section 1.1 of the Lease is hereby deleted and the following definition is hereby inserted in place thereof:

            The Land shown on Exhibit A-1 to this Fourth Amendment as the "Fort Washington Premises" and more particularly described on Exhibit A-2 to this Fourth Amendment, both of which are attached hereto and incorporated herein by reference thereto.

      3. Anything in the Lease to the contrary notwithstanding, references in the Lease to "Exhibit A-1" or "Exhibit A-2", including Section 1.2 of the Lease, shall mean Exhibit A-1 attached hereto and Exhibit A-2 attached hereto, respectively.

      4. Simultaneously with the execution hereof, Landlord and Tenant shall execute, acknowledge and deliver an Amended Notice of Lease in the form of Exhibit B

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attached hereto, which Landlord agrees to record with the Registry and file with the Registry District.

      5. The Lease, as amended hereby, is hereby ratified and confirmed in all respects.

      Executed under seal as of the 21 day of February, 2000.

                                        LANDLORD:

                                        FORT WASHINGTON REALTY TRUST

                                        /s/ David E. Clem, Trustee
                                        ----------------------------------------
                                        David E. Clem, Trustee
                                        and not individually

                                        /s/ David M. Roby
                                        ----------------------------------------
                                        David M. Roby Trustee and not
                                        individually

                                        TENANT:

                                        By: /s/ Richard H. Aldrich
                                            ------------------------------------
                                        Name: Richard H. Aldrich
                                        Title: Senior Vice-President, Chief
                                               Business Officer

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